Loans and Borrowings	12 Months Ended
Dec. 31, 2021
Disclosure of Borrowings [Abstract]
Loans and Borrowings	LOANS AND BORROWINGS

	December 31, 2021	December 31, 2020
Credit Facility(a)	$279,621	$289,910
2020 Convertible Notes(b)	129,320	126,645
2019 Convertible Notes(b)	131,741	128,686
Total loans and borrowings	$540,682	$545,241
14.    LOANS AND BORROWINGS (CONTINUED)
The following is a reconciliation of the changes in the Company's loans and borrowings balance during the years ended December 31, 2021 and 2020 to cash flows arising from financing activities:

	2021	2020
Balance – beginning of year(1)	$545,417	$263,437
Financing cash flows:
Draw down on Credit Facility	—	379,680
Debt component of Convertible Notes issued	—	127,605
Transaction costs	—	(10,392)
Repayment of loans and borrowings	(30,983)	(546,274)
Interest paid	(22,112)	(26,536)
Other changes:
Debt assumed in Premier Acquisition (note 5(a))	17,649	—
Debt assumed in Leagold Acquisition (note 5(e))	—	323,870
Interest expense	30,711	36,658
Modification gain on Credit Facility	—	(2,631)
Balance – end of year(1)	540,682	545,417
Less: Accrued interest	—	(176)
Loans and borrowings – end of year	$540,682	$545,241

Classified and presented as:
Current	$26,667	$13,333
Non-current	514,015	531,908
	$540,682	$545,241
(1)     Includes accrued interest.
(a)Credit Facility
In March 2020, the Company amended its $130 million corporate revolving credit facility with a syndicate of lenders led by The Bank of Nova Scotia, Société Générale, Bank of Montreal and ING Capital LLC. The Credit Facility is comprised of a $400 million Revolving Facility and $100 million Term Loan.The Company recognized a gain on modification of debt of $2.6 million in other expense to reflect the adjusted amortized cost of the drawn portion of the Revolving Facility. Transaction costs of $9.2 million were recognized as a reduction to the carrying amount of the Credit Facility. During the year ended December 31, 2020, the Company drew down $380 million on the Credit Facility. In August 2020, the Company repaid $200 million of the principal under the Revolving Facility and recognized $2.7 million in finance expense due to the accelerated recognition of deferred financing costs as a result of the change in timing of cash flows.
The Credit Facility bears interest at an annual rate of LIBOR plus 2.50% to 3.75%, based on the Company's leverage ratio. The Credit Facility contains terms that provide for the replacement of the applicable current benchmark rate with an alternate benchmark rate based on SOFR or another alternate benchmark rate when the current benchmark rate ceases to exist. The Revolving Facility matures on March 8, 2024, at which date it must be repaid in full, and the Term Loan matures on March 10, 2025 with quarterly repayments equal to 6.67% of principal beginning September 30, 2021 through to maturity.
The carrying amount of debt outstanding will be accreted to the principal amount over the respective terms of the Revolving Facility and Term Loan using a weighted average effective interest rate of 4.40%. At December 31, 2021, the carrying amounts of the Revolving Facility and Term Loan were $193.8 million and $85.8 million, respectively (2020 – $191.3 million and $98.6 million, respectively).
The Credit Facility is secured by a first-ranking security interest over all present and future property and assets of the Company and its material subsidiaries, and the Company's present and future equity interests in Greenstone. The Credit Facility is subject to standard conditions and covenants, including maintenance of debt service coverage ratio, leverage ratio and minimum liquidity of $50 million. As at December 31, 2021 and 2020, the Company was in compliance with these covenants.
14.    LOANS AND BORROWINGS (CONTINUED)
(b)Convertible Notes
In April 2019, the Company issued $139.7 million in Convertible Notes (the “2019 Notes”) to Mubadala Investment Company (“Mubadala”) and Pacific Road Resources Funds (“Pacific Road”) (the “2019 Notes”). The 2019 Notes mature on April 12, 2024 and bear interest at a fixed rate of 5% per year payable quarterly in arrears. The 2019 Notes are convertible at the holder's option into common shares of the Company at a fixed conversion price of $5.25 per share.
In March 2020, the Company issued $139.3 million in Convertible Notes (the “2020 Notes”) to Mubadala and Pacific Road. The 2020 Notes mature on March 10, 2025 and bear interest at a fixed rate of 4.75% per year payable quarterly in arrears. The 2020 Notes are convertible at the holder's option into common shares of the Company at a fixed conversion price of $7.80 per share.
Gross proceeds from the 2020 Notes of $139.3 million was allocated to the debt and equity components. The fair value of the debt portion of $127.6 million was estimated using a discounted cash flow model based on an expected term of five years and a discount rate of 6.9%. The residual of $8.6 million ($11.7 million net of deferred tax expense of $3.1 million) was recognized in other equity reserves. Transaction costs of $3.3 million were incurred and allocated on a pro-rata basis with $3.0 million allocated to the debt component and $0.3 million allocated to the equity component.
The debt component of the 2019 Notes and 2020 Notes, net of transaction costs, will be accreted to the principal amount over their respective terms using an effective rate of 7.5% and 7.3%, respectively.
Holders of the 2019 Notes and 2020 Notes may exercise their conversion option at any time, provided that the holder owns less than 20% of the outstanding common shares of the Company. The Company has call options that may be exercised on or after October 11, 2022 in relation to the 2019 Notes and on or after March 10, 2023 in relation to the 2020 Notes, which are exercisable if the 90-day volume weighted average trading price of the Company's common shares exceeds $6.83 and $10.14, respectively, for a period of 30 consecutive days. Upon exercise of the option by the Company, the holders are required to either (i) exercise the conversion option on the remaining principal outstanding or (ii) demand cash payment from the Company subject to a predetermined formula based on the respective conversion price per share and the Company's share price at the time of redemption.
The 2019 Notes and 2020 Notes are secured by a second ranking security interest over all present and future assets of the Company and its material subsidiaries, and the Company's present and future equity interests in Greenstone, and are subordinate to the Credit Facility.